                                                       EXHIBIT 24



                               COMSAT CORPORATION

                               POWERS OF ATTORNEY


     Each of the undersigned hereby appoints Bruce L. Crockett, President and Chief Executive Officer, C. Thomas Faulders, III, Vice President and Chief Financial Officer, Warren Y. Zeger, Vice President and General Counsel, and Robert N. Davis, Jr., Assistant General Counsel, and each of them severally, his or her true and lawful attorneys to execute (in the name of and on behalf of and as attorneys for the undersigned) a Registration Statement on Form S-3 relating to the Corporation's $200,000,000 aggregate principal amount of debt securities, and any and all amendments to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                              (1)  Principal executive officer



Date:  May 20, 1994                  /s/ Bruce L. Crockett
                                   -------------------------------
                                   (Bruce L. Crockett, President
                                    and Chief Executive Officer)



                              (2)  Principal financial officer



Date:  May 20, 1994                  /s/ C. Thomas Faulders, III
                                   --------------------------------
                                   (C. Thomas Faulders, III
                                    Vice President and Chief
                                    Financial Officer)



                              (3)  Principal accounting officer



Date:  May 20, 1994                  /s/ Allen E. Flower
                                   --------------------------------
                                   (Allen E. Flower, Controller)

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                              (4)  Board of Directors



Date:  May 20, 1994                  /s/ Lucy Wilson Benson
                                   --------------------------------
                                   (Lucy Wilson Benson, Director)



Date:  May 20, 1994                  /s/ Rudy Boschwitz
                                   --------------------------------
                                   (Rudy Boschwitz, Director)



Date:  May 20, 1994                  /s/ Edwin I. Colodny
                                   --------------------------------
                                   (Edwin I. Colodny, Director)



Date:  May 20, 1994                  /s/ Bruce L. Crockett
                                   --------------------------------
                                   (Bruce L. Crockett, Director)



Date:  May 20, 1994                  /s/ Frederick B. Dent
                                   --------------------------------
                                   (Frederick B. Dent, Director)



Date:  May 20, 1994                  /s/ James B. Edwards
                                   --------------------------------
                                   (James B. Edwards, Director)



Date:  May 20, 1994                  /s/ Neal B. Freeman
                                   --------------------------------
                                   (Neal B. Freeman, Director)



Date:  May 20, 1994                  /s/ Barry M. Goldwater
                                   --------------------------------
                                   (Barry M. Goldwater, Director)



Date:  May 20, 1994                  /s/ Arthur Hauspurg
                                   --------------------------------
                                   (Arthur Hauspurg, Director)


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Date:  May 20, 1994                  /s/ Melvin R. Laird
                                   --------------------------------
                                   (Melvin R. Laird, Chairman of
                                    the Board and Director)



Date:  May 20, 1994                  /s/ Peter W. Likins
                                   --------------------------------
                                   (Peter W. Likins, Director)



Date:  May 20, 1994                  /s/ Howard M. Love
                                   --------------------------------
                                   (Howard M. Love, Director)



Date:  May 20, 1994                  /s/ Robert G. Schwartz
                                   --------------------------------
                                   (Robert G. Schwartz, Director)



Date:  May 20, 1994                  /s/ C. J. Silas
                                   --------------------------------
                                   (C. J. Silas, Director)



Date:  May 20, 1994                  /s/ Dolores D. Wharton
                                   --------------------------------
                                   (Dolores D. Wharton, Director)


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